UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 26, 2017

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

Sunnyvale, California 94085

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 26, 2017, Advanced Micro Devices, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following six proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 8, 2017 (the “Proxy”):

Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors (the “Board”):

	For	Against	Abstain	Broker Non-votes
John E. Caldwell	507,309,645	1,600,532	1,463,873	256,893,663
Nora M. Denzel	490,621,520	18,351,884	1,400,646	256,893,663
Nicholas M. Donofrio	491,339,710	17,577,126	1,457,214	256,893,663
Joseph A. Householder	507,792,151	1,038,928	1,542,971	256,893,663
Michael J. Inglis	507,241,677	1,619,262	1,513,111	256,893,663
John W. Marren	507,642,026	1,240,219	1,491,805	256,893,663
Lisa T. Su	508,864,170	752,720	757,160	256,893,663
Ahmed Yahia	504,813,014	3,994,783	1,566,253	256,893,663

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2017.

For	Against	Abstain	Broker Non-votes
758,250,913	4,543,848	4,472,952	—

Proposal No. 3: Approval of the Amendment and Restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan. The Company’s stockholders approved the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan as disclosed in the Proxy.

For	Against	Abstain	Broker Non-votes
467,279,271	41,079,957	2,014,822	256,893,663

Proposal No. 4: Approval of the Advanced Micro Devices, Inc. 2017 Employee Stock Purchase Plan. The Company’s stockholders approved the Advanced Micro Devices, Inc. 2017 Employee Stock Purchase Plan as disclosed in the Proxy.

For	Against	Abstain	Broker Non-votes
500,075,539	9,180,836	1,117,675	256,893,663

Proposal No. 5: Approval on a Non-Binding, Advisory Basis of the Compensation of the Company’s Named Executive Officers (“Say-on-Pay”). The Company’s stockholders approved, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy.

For	Against	Abstain	Broker Non-votes
474,476,023	33,627,730	2,270,297	256,893,663

Proposal No. 6: Approval on a Non-Binding, Advisory Basis Whether the Say-on-Pay Vote Should Occur Every Year, Every Two Years or Every Three Years. The Company’s stockholders recommended, on a non-binding basis, that the stockholder advisory vote on compensation paid to the Company’s named executive officers should continue to occur every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-votes
454,289,164	5,655,121	48,732,843	1,696,922	256,893,663

Based on these results, the Board has decided that the Company will continue to hold a non-binding advisory vote on the compensation of the Company’s named executive officers every year. The Company is required to hold a stockholder advisory vote on frequency at least once every six years.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2017	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry A. Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President and General Counsel